UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Alexza Pharmaceuticals, Inc. (“Alexza”) on February 29, 2016 (the “Original Report”) with the U.S. Securities and Exchange Commission to report that Alexza had entered into a non-binding Letter of Intent (the “Letter of Intent”) with Grupo Ferrer Internacional, S.A. (“Ferrer”) with respect to Ferrer’s proposed acquisition of all outstanding shares of Alexza’s common stock. The purpose of this Amendment is to supplement the disclosure in Item 8.01 of the Original Report and to furnish Exhibit 10.1. Accordingly, this Amendment consists only of the facing page, this explanatory note, the supplemental disclosure provided in Item 8.01 below, the Exhibit Index disclosed in Item 9.01 and Exhibit 10.1.

Section 8 – Other Events

Item 8.01.	Other Events.

While Alexza and Ferrer are continuing and expect to continue to engage in discussions concerning a potential acquisition of all outstanding shares of Alexza’s common stock by Ferrer, on the basis of such discussions as have been conducted to date and Ferrer’s related due diligence, Alexza expects that any offer Ferrer may make in connection with a potential transaction will reflect lower amounts, for both the upfront payment and the payments under the contingent value rights, than those specified in the Letter of Intent, and that the triggering events in respect of the contingent value rights specified in the Letter of Intent will be adjusted.

As stated previously, the Letter of Intent does not constitute a binding agreement to consummate any transaction and it entitles Alexza and Ferrer to terminate discussions at any time in each’s sole discretion. There can be no assurance that any transaction will be agreed to or consummated. Alexza does not expect to further amend this Form 8-K concerning a potential transaction until such time, if any, as a definitive agreement is reached or discussions have terminated.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Letter of Intent by and between the Registrant and Grupo Ferrer Internacional, S.A. dated February 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: April 29, 2016	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Letter of Intent by and between the Registrant and Grupo Ferrer Internacional, S.A. dated February 15, 2016.